Harbor Disciplined Bond ETF

AGGS

Summary Prospectus – March 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in U.S. dollar denominated fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include, but are not limited to: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; corporate debt securities; municipal debt securities; U.S. dollar-denominated debt of foreign issuers; and securitized debt including mortgage-backed and asset-backed securities, which may also include non-agency mortgage-backed securities. These securities may have different types of interest rate payment and reset terms. The Fund will not invest more than 5% of its total assets in the securities of any individual issuer, excluding debt issued or guaranteed, either implicitly or explicitly, by the U.S. Government or its agencies.
The Subadvisor’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer;
■
A detailed review of the structural features of the security; and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadvisor evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadvisor’s analysis also includes a review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral.
The Subadvisor also evaluates issuers with respect to environmental, social and governance (“ESG”) factors and integrates consideration of these factors into its investment process. The Subadvisor may also engage with companies on ESG-related matters. The relevance and weight of specific ESG considerations may vary by issuer and depending on the industry, sector, geographic region or other factors and the nature of the issuer’s core business. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Subadvisor believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.

Summary Prospectus
Harbor Disciplined Bond ETF

The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadvisor sets sector allocations based on its views of relative values between sectors and opportunities at the security level. The Subadvisor also considers risk in its portfolio construction. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadvisor believes will be attractive expected return, reasonable risk exposures, and adequate liquidity.
The Fund may also invest in preferred stock and convertible securities. The Fund may invest no more than 25% of its total assets in below investment-grade securities, preferred stock, and convertible securities.
Credit Quality: The Fund invests primarily in investment-grade securities, but may invest up to 20% of its total assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds, as rated by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, as determined by the Fund’s Subadvisor.
Duration: The Fund’s average duration, as calculated by the Subadvisor, is normally equal to that of the Bloomberg U.S. Aggregate Bond Index, plus or minus 0.5 years. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2025 was 5.97 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities are subject to credit, interest rate, extension, prepayment, and other risks. For mortgage and other asset-backed securities in the Fund’s portfolio that have embedded leverage, small changes in interest or prepayment rates may cause large and sudden price movements.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that

Summary Prospectus
Harbor Disciplined Bond ETF

supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to risks associated with debt instruments, including interest rate and credit risk. The values of convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. Convertible securities generally tend to be of lower credit quality. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the
Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Municipal Risk: Municipal securities are debt issues of governmental bodies, other than the U.S. Government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable. The interest on these issues generally is not included in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Preferred Securities Risk: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred

Summary Prospectus
Harbor Disciplined Bond ETF

dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	5.14%	Q3 2024
Worst Quarter	-2.82%	Q4 2024

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Disciplined Bond ETF
Before Taxes	7.31%	7.16%	05/01/2024
After Taxes on Distributions	4.96%	4.90%
After Taxes on Distributions and Sale of Fund Shares	4.29%	4.50%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	6.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Summary Prospectus
Harbor Disciplined Bond ETF

Subadvisor
Income Research + Management (“IR+M”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2024.
Mike Sheldon, CFA Income Research + Management
Mr. Sheldon is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2024.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2024.
Wesly Pate, CFA Income Research + Management
Mr. Pate is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Ginny Schiappa, CFA Income Research + Management
Ms. Schiappa is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR DISCIPLINED BOND ETF
March 1, 2026
Exchange	Ticker

NYSE Arca, Inc.	AGGS

ETF.SP.AGGS.0326
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302